Supplement dated June 17, 2024
to the following initial summary prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY dated May 1, 2024
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The Board of Trustees of Rydex Variable Trust approved to liquidate the Rydex Variable Trust – Guggenheim Long Short Equity Fund (the "Liquidating Fund"). The liquidation is expected to occur on or about August 16, 2024 (the "Liquidation Date").
In anticipation of the liquidation, the following changes apply to the policy:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Liquidating Fund may transfer allocations to any other available investment option. During this period, any transfers from the Liquidating Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets in the Liquidating Fund will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class Y.
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After the Liquidation Date, any and all references to the Liquidating Fund are deleted.
ISP-0784